Reliant BANCORP, INC.

Subordinated Notes Offering

November 19, 2019

Disclaimer

This Confidential Debt Offering Investor Presentation (this "Confidential Investor Presentation") is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of Reliant Bancorp, Inc. ("Reliant Bancorp," "Reliant," "RBNC," or the "Company") or any of its affiliates or subsidiaries. The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Confidential Investor Presentation at any time.

This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act of 1933, as amended (the "Securities Act")) and qualified institutional buyers (as defined in Rule 144A under the Securities Act). The offering of debt securities contemplated by this Confidential Investor Presentation may be made only by a purchase agreement, and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory, accounting or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation.

The securities referenced in this Confidential Investor Presentation have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. SUCH SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR ANY REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF ANY PROPOSED OFFERING OF THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL INVESTOR PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The securities referenced in this Confidential Investor Presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental body or agency.

This Confidential Investor Presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "anticipate," "expect," "may," "will," "assume," "should," "predict," "could," "would," "intend," "targets," "estimates," "projects," "plans," "potential," and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Reliant in connection with the pending acquisitions of Tennessee Community Bank Holdings, Inc. ("TCB Holdings") (the "TCB Holdings Transaction") and First Advantage Bancorp ("FABK") (the "First Advantage Transaction" and, together with the TCB Holdings Transaction, the "Transactions"), Reliant's future financial and operating results (including the anticipated impact of the Transactions on the combined company's earnings per share and tangible book value) and Reliant's plans and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Reliant to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and factors include, among others: (1) the risk that the cost savings and any revenue synergies from the Transactions may not be realized or take longer than anticipated to be realized; (2) the ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Transactions; (3) the effect of the announcement and pendency of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant's common stock; (4) the risk that the businesses and operations of TCB Holdings and its subsidiaries and of FABK and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected; (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the TCB Holdings merger agreement or the FABK merger agreement; (6) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events; (7) the ability to obtain the shareholder and governmental approvals required for the Transactions; (8) reputational risk associated with and the reaction of the parties' customers, suppliers, employees, or other business partners to the Transactions; (9) the failure of any of the conditions to the closing of the Transactions to be satisfied, or any unexpected delay in closing the Transactions; (10) the dilution caused by Reliant's issuance of additional shares of its common stock in the Transactions; (11) Reliant's ability to simultaneously execute on two separate business combination transactions; (12) the risk associated with Reliant management's attention being diverted away from the day-to-day business and operations of Reliant to the completion of the Transactions; and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Reliant's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC's website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Reliant disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Certain of the information contained in this Confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Except where information is provided as of a specified date, this Confidential Investor Presentation speaks as of the date hereof. The delivery of this Confidential Investor Presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this Confidential Investor Presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom.

This Confidential Investor Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and, therefore, are considered non-GAAP financial measures. Members of the Company's management use these non-GAAP financial measures in their analysis of the Company's performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.

The non-GAAP financial measures contained in this Confidential Investor Presentation include, without limitation, return on average tangible common equity ("ROATCE"), adjusted net income, adjusted ROATCE, tangible common equity to tangible assets, core bank efficiency ratio, Texas Ratio and core bank pre-tax income. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this Confidential Investor Presentation.

Terms of the Proposed Offering

Issuer	• Reliant Bancorp, Inc.
Security	• Fixed-to-Floating Rate Subordinated Notes
Offering Type	• Regulation D Private Placement with Registration Rights
Offering Size	• Up to $60.0 Million
Rating	• BBB- by Kroll Bond Rating Agency
Term	• 10 years, non-call 5 years
Coupon Structure	• 5 year fixed rate, 5 year floating rate
Covenants	• Consistent with regulatory requirements for Tier 2 Capital
Use of Proceeds	• Payment of cash consideration for pending acquisitions, support organic growth including maintenance of bank level capital ratios and general corporate purposes
Lead Placement Agent	• Sandler O'Neill + Partners, L.P.
Co-Managers	• Hovde Group, LLC • Keefe, Bruyette & Woods, Inc.

Company Overview

Company Profile

Pro Forma Branch Network


ROBERTSON
Springfield
SUMNER
Gallatin
CHEATHAM
Ashland City
DAVIDSON
Nashville
Lebanon
WILSON
DICKSON
Dickson
Brentwood
Franklin
WILLIAMSON
Murfreesboro
HICKMAN
Columbia
RUTHERFORD
MAURY
HAMILTON
Chattanooga
Reliant Branch (17)
TCB Holdings Branch (5)
First Advantage Branch (8)

Q3 '19 Financial Summary

Balance Sheet ($mm)	
Total Assets	$1,852
Gross Loans	1,367
Deposits	1,611
Tangible Common Equity	169
Gross Loans / Deposits	85 %
MRQ Profitability	
Reported ROAA	0.89 %
ROATCE	9.65
Asset Quality	
NPAs / Loans + OREO	0.48 %
Reserves / NPLs	273.1
Reserves / Loans Held for Investment	0.91
Capital Ratios	
Tang. Com. Equity / Tang. Assets	9.35 %
Leverage Ratio	9.85
CET1 Ratio	10.85
Tier 1 Capital Ratio	11.64
Total Capital Ratio	12.51
Loan Concentration	
C&D Loans / Total Bank Capital	118 %
CRE Loans / Total Bank Capital	323

Key Franchise Highlights

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing Middle Tennessee markets coupled with recent de novo expansion into Murfreesboro and Chattanooga, Tennessee, and the pending acquisitions of Tennessee Community Bank Holdings, Inc. ("TCB Holdings") and First Advantage Bancorp ("First Advantage")[(1)]
- 10th largest bank in Tennessee by deposits, 9th largest bank in Tennessee by total assets, and 3rd largest community bank in Nashville MSA by deposits[(2)]
- Concentrated on building in-market banking relationships; approximately 80% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- Approximately 10.0% insider ownership amongst management and the board of directors

Reliant BANCORP, INC.

(1) Announced on September 16, 2019 and October 23, 2019 respectively
(2) Market ranks presented pro forma of pending acquisitions; community bank defined as institutions with total assets less than $10 billion
Note: Financial data as of or for the three months ended September 30, 2019; FDIC deposit data as of June 30, 2019, pro forma for pending acquisitions
Source: S&P Global Market Intelligence; Company documents

Company Overview

Financial Highlights

Profitability	• YTD September 30, 2019 Net Income: $12.1 million • YTD ROAA: 0.91%; YTD Adj. ROATCE [1]: 10.18% • YTD Net Interest Margin: 3.57% • YTD Efficiency Ratio (Core Bank): 64.3%
Balance Sheet	• Gross Loans: $1.4 billion • Total Assets: $1.9 billion • Total Equity: $220 million • Gross Loan / Deposit Ratio: 85%
Asset Quality	• Non-Performing Assets / Assets [2]: 0.35% • Non-Performing Loans / Loans: 0.33% • Loan Loss Reserve / Loans HFI: 0.91% • Texas Ratio [3]: 4.6%
Consolidated Capital Ratios	• Tangible Common Equity / Tangible Assets: 9.35% • Tier 1 Leverage Ratio: 9.85% • Common Equity Tier 1 Ratio: 10.85% • Tier 1 Risk-Based Capital Ratio: 11.64% • Total Risk-Based Capital Ratio: 12.51%

Note: Financial metrics as of or for year to date ended September 30, 2019

(1) YTD Adj. ROATCE calculated based on YTD adjusted net income of $12.3 million; excludes approximately $0.3 million of non-core merger expenses

(2) NPAs defined as Nonaccrual Loans + OREO

(3) Texas Ratio defined as (Nonperforming assets + TDR + Loans 90+DPD) / (Tangible Equity + Reserves)

Company Overview

Company Timeline

- **1/9/2006** Reliant Bank established
- **8/14/2006** Commerce Union Bank established
- **4/28/2014** Commerce Union and Reliant announce merger of equals
- **4/1/2015** Commerce Union and Reliant close merger ($791 million in assets)
- **7/7/2015** Stock (ticker symbol CUBN) begins trading on Nasdaq
- **2/21/2017** Expansion into Chattanooga
- **3/6/2017** Opened Green Hills branch in Davidson County
- **6/30/2017** Surpassed $1 billion in assets
- **8/23/2017** Announced acquisition of Community First & $25 million Private Placement
- **12/31/2017** Officially rebranded as Reliant Bancorp, Inc. (ticker symbol updated to RBNC)
- **1/1/2018** Completed acquisition of Community First
- **8/28/2018** Opened Murfreesboro branch
- **10/22/2018** Opened Chattanooga branch
- **9/16/2019** Announced acquisition of Tennessee Community Bank Holdings
- **10/23/2019** Announced acquisition of First Advantage Bancorp

2006 | 2014 | 2015 | 2017 | 2018 | 2019

Total Assets ($mm)		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Q3 '19
	Reliant Bank	$111	$205	$317	$382	$379	$363	$385	$385	$450	$876	$912	$1,125	$1,724	$1,852
	Commerce Union Bank	$35	$98	$133	$148	$187	$209	$232	$253	$296					

Note: Total assets presented on a consolidated holding company-level basis

Company Overview

Summary of Recently Announced Pending Acquisitions

	Tennessee Community Bank Holdings, Inc.	First Advantage Bancorp

Overview	• Announced on September 16, 2019
	• Financial Highlights (as of September 30, 2019):
	  • Assets: $257 million
	  • Loans: $170 million
	  • Deposits: $212 million
	• Presence:
	  • Headquartered in Ashland City, TN with five branches in the Nashville MSA
	  • #1 deposit market share in Cheatham County, TN
		• Announced on October 23, 2019
		• Financial Highlights (as of September 30, 2019):
		  • Assets: $733 million
		  • Loans: $622 million
		  • Deposits: $603 million
		• Presence:
		  • Headquartered in Clarksville, TN with #2 deposit market share through five branches in Montgomery County, TN
		  • Three branches in the Nashville MSA

Strategic Rationale	• Provides entry into Cheatham County, TN with the #1 deposit market share and strengthens existing footprint in Robertson County, TN • Provides immediate ability to increase scale and build on existing operations in the Nashville MSA, while also providing access to some of the lowest cost deposits in the region	• Extends footprint into the attractive Clarksville MSA with five branches in Montgomery County, TN (#2 deposit market share with 15.4% of deposits) • Vibrant Williamson County, TN position improves to #5 with 8.5% deposit market share on a pro forma basis • Adds highly profitable manufactured housing lending business (~8% of pro forma loans)

Transaction Consideration	• 0.769 shares of RBNC common stock and $17.13 in cash for each share of TCB Holdings common stock
	  • ~ 50% Stock / 50% Cash
	• Total Transaction Value of $37.2 million[(1)]
	• EPS accretion in 2021 of ~12.5%
		• 1.17 shares of RBNC common stock and $3.00 in cash for each share of First Advantage common stock
		  • ~90% Stock / 10% Cash
		• Total deal value of approximately $123.4 million[(2)]
		• EPS accretion in 2021 of >17%[(3)]

Reliant BANCORP, INC.

(1) Pricing based on RBNC's 20-day volume-weighted average closing price per share of $23.06 as of September 16, 2019
(2) Pricing based on RBNC's closing common stock price of $23.65 per share as of October 22, 2019
(3) Pro forma inclusive of TCB Holdings
Source: S&P Global Market Intelligence; FDIC deposit data as of June 30, 2019, presented pro forma for pending mergers

Company Overview

Business Line Overview

The Company has two reportable business segments: retail banking and residential mortgage banking. Segment information is derived from the internal reporting system utilized by management. Revenues and expenses for segments reflect those which can be specifically identified and have been assigned based on internally developed allocation methods.

Retail Banking	• Provides deposit and lending services to consumer and business customers within RBNC's primary geographic markets • Services offered through branch locations, ATMs, online banking and mobile banking • Offers a full suite of personal and business product offerings, including standard checking and savings accounts, personal and business lending, home equity lines of credit, credit cards, investment and wealth management services and treasury management • Expanding digital channel
Residential Mortgage Banking	• Originates traditional first lien residential mortgages and first lien home equity lines of credit throughout the United States • Typically underwrites traditional first lien residential mortgages to government agency standards and sells them to third-party secondary market mortgage investors • Typically sells home equity lines of credit (first lien and second lien) to participating banks or other investor groups and underwrites to their standards • Provides multiple loan options, including conventional / fixed rate mortgages, adjustable rate mortgages, FHA loans, VA loans, jumbo mortgage loans, and rural development / USDA loans

Company Overview

Market Demographics

Market	Market Rank by Deposits (#)	Branch Count (#) [1]	Deposits in Market ($000)	Franchise Percent (%)	2010-2020 Pop. Change (%)	2020-2025 Proj. Pop. Change (%)	2020 Median HH Income ($)	2020-2025 Proj. HH Inc. Change (%)
State								
Tennessee	*10*	*30*	*2,328,940*	*100.0*	*7.99*	*4.01*	*56,702*	*12.20*
MSA								
Nashville-Davidson–Murfreesboro–Franklin, TN	*10*	*24*	*1,877,319*	*80.6*	*18.74*	*6.37*	*71,536*	*15.58*
Clarksville, TN-KY	*3*	*5*	*420,259*	*18.0*	*14.08*	*5.23*	*58,645*	*11.88*
Chattanooga, TN-GA	*22*	*1*	*31,362*	*1.4*	*7.33*	*4.12*	*55,327*	*10.98*
Weighted Average (presented on an MSA level)		**30**	**2,328,940**	**100.0**	**17.74**	**6.14**	**68,992**	**14.85**
Aggregate: National					**7.00**	**3.27**	**66,010**	**9.87**

Significant Employers

Market Summary

- RBNC's network and focus is centralized around Nashville, with recent expansion into Murfreesboro and Chattanooga
  - Population in the MSAs within RBNC's branch footprint is projected to grow 6.14% through 2025, as compared to growth of only 3.27% on a nationwide level
  - RBNC's markets are expected to enjoy a 14.85% growth rate of household income levels through 2025, as compared to the national projection of 9.87%
- Each of RBNC's markets is home to strong and growing businesses across a broad spectrum of sizes
  - 10 Fortune 500 companies and 18 Fortune 1000 companies are headquartered in the State of Tennessee
  - Nashville has experienced robust population growth – over 18% between 2010 and 2020
  - RBNC's branch footprint encompasses strong tourism industries, multiple colleges and universities, and major sports franchises

Note: Demographic data is estimated; demographic data is shown pro forma for pending acquisitions as of June 30, 2019
Source: S&P Global Market Intelligence (per Claritas)
(1) Excludes Reliant LPO in Hendersonville, TN and First Advantage LPO in Knoxville, TN

Financial Overview
Balance Sheet Metrics

Total Assets


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$876
$912
$1,125
$1,724
$1,852
2015
2016
2017
2018
9/30/19
Total Assets ($M)

Total Deposits


$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$640
$764
$884
$1,438
$1,611
2015
2016
2017
2018
9/30/19
Total Deposits ($M)

Gross Loans


$1,500
$1,250
$1,000
$750
$500
$250
$0
$672
$679
$818
$1,247
$1,367
2015
2016
2017
2018
9/30/19
Gross Loans ($M)

Gross Loans / Deposits


120%
100%
80%
60%
40%
20%
0%
96%
87%
87%
86%
85%
2015
2016
2017
2018
9/30/19
Gross Loans / Deposits (%)

Financial Overview

Earnings and Profitability Metrics

Return on Average Assets & Return on Average Equity



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.96%
8.57%
6.15%
6.93%
7.55%
0.76%
1.01%
0.73%
0.86%
0.91%
2015
2016
2017
2018
9/30/19 YTD
ROAA (%)
ROAE (%)

Net Income



$16.0
$12.0
$8.0
$4.0
$0.0
$5.6
$8.9
$7.2
$14.1
$12.1
2015
2016
2017
2018
9/30/19 YTD
Net Income ($M)

Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.00%
4.15%
3.97%
3.78%
3.57%
2015
2016
2017
2018
9/30/19 YTD
Net Interest Margin (%)

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
79.8%
68.0%
73.1%
62.6%
76.6%
61.9%
79.6%
63.5%
79.9%
64.3%
2015
2016
2017
2018
9/30/19 YTD
Efficiency Ratio (Consolidated) (%)
Efficiency Ratio (Core Bank) (%)

Reliant BANCORP, INC.

Financial Overview

Consolidated Capital Ratios

TCE / TA



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.66%
10.45%
11.46%
9.36%
9.35%
7.92%
2015
2016
2017
2018
9/30/19
9/30/19 Pro Forma (1)

Tier 1 Leverage Ratio



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.92%
10.86%
11.89%
10.38%
9.85%
8.29%
2015
2016
2017
2018
9/30/19
9/30/19 Pro Forma (1)

Tier 1 Capital Ratio



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.02%
13.00%
13.90%
12.44%
11.64%
9.83%
2015
2016
2017
2018
9/30/19
9/30/19 Pro Forma (1)

Total Risk Based Capital Ratio



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.13%
14.22%
14.97%
13.28%
12.51%
12.36%
2015
2016
2017
2018
9/30/19
9/30/19 Pro Forma (1)

Reliant BANCORP, INC.

(1) Assumes $45.0 million in gross subordinated notes, variable placement costs of 1.50%, fixed offering costs of $350,000 and that net proceeds are utilized for payment of cash consideration for pending acquisitions; assumes a risk-weighting of 20% on net proceeds; presented pro forma of pending acquisitions on a preliminary basis

Note: Bank-level capital ratios qualify as 'well capitalized' for all periods presented including pro forma September 30, 2019

Loan Portfolio and Asset Quality

Asset Diversification

Loan Growth and Composition[1]



1-4 Family
C&I
CRE
Construction
Consumer & Other
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 23.2%
$617
3.4%
14.6%
32.8%
23.3%
25.9%
$667
4.7%
17.4%
32.3%
20.1%
25.5%
$772
4.2%
20.3%
33.8%
18.0%
23.7%
$1,231
2.8%
17.9%
36.4%
17.4%
25.5%
$1,194
3.0%
16.7%
36.3%
17.6%
26.4%
$1,313
2.4%
18.1%
36.7%
17.8%
25.0%
$1,351
2.3%
17.7%
38.4%
17.2%
24.4%
2015
2016
2017
2018
3Q'18
2Q'19
3Q'19
Loan Yield:
5.03%
5.09%
4.87%
5.24%
5.28%
5.43%
5.38%

Loan Composition – Outstanding Balances ($000)[2]

1-4 Family	$346,264	25.3%
Multifamily	16,231	1.2%
Owner-Occ. RE	173,780	12.7%
C &D	211,355	15.5%
Non Owner-Occ. RE	330,286	24.2%
Farm & Ag	38,481	2.8%
C & I	220,180	16.1%
Consumer	17,607	1.3%
Other	13,252	0.9%
Gross Loans & Leases	**$1,367,436**	**100.0%**

Loan Composition by Geography



VA
1.6%
CA
1.5%
AL
1.1%
Other
4.8%
TN
91.0%

Reliant BANCORP, INC.

(1) Excludes HFS loans
(2) Gross loans including HFS loans; based on regulatory loan classifications
Note: Dollars in millions unless otherwise stated; financial data as of September 30, 2019 unless otherwise indicated

Loan Portfolio and Asset Quality

Pro Forma Loan Portfolio Detail

Reliant



Other 0.9%
C & D 15.5%
C&I 16.1%
1-4 Family 25.3%
CRE 42.2%

	($000s)	%
C&D	$211,355	15.5%
CRE	577,257	42.2
1-4 Family	346,264	25.3
C&I	220,180	16.1
Manufactured Home	--	--
Other	12,380	0.9
Total	**$1,367,436**	**100.0%**

Q3 2019 Yield on Loans:	**5.38%**

Pro Forma (1)



Manufactured Home 8.1%
Other 6.2%
C & D 14.8%
C&I 13.8%
CRE 35.9%
1-4 Family 21.3%

	($000s)	%
C&D	$319,007	14.8%
CRE	775,692	35.9
1-4 Family	458,917	21.3
C&I	298,290	13.8
Manufactured Home	173,886	8.1
Other	133,753	6.1
Total	**$2,159,545**	**100.0%**

Q3 2019 Yield on Loans:	**5.55%**

Note: Financial information on a preliminary basis as of September 30, 2019; excludes purchase accounting adjustments
(1) Preliminary estimates of Reliant pro forma for pending acquisitions

Loan Portfolio and Asset Quality

CRE and C&D Portfolio Concentrations

C&D Composition

C&D Concentration as a Percent of Bank-Level Risk-Based Capital

Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Pro Forma Q3'19[1]
100.0%	109.0%	107.8%	119.7%	118.1%	116.0%



$240
$180
$120
$60
$0
$172
$192
$193
$211
$211
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
1-4 Family Res. Builders / Non-Owner Occ.
1-4 Res. Construction / Owner Occ.
Land Held for Investment
Residential Land and Lots
Commercial Land and Lots
Apartment / Multifamily
Hotel / Motel
Office - General
Retail - Non-anchored Tenant
Other

Commercial Real Estate Portfolio

CRE Concentration as a Percent of Bank-Level Risk-Based Capital

Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Pro Forma Q3'19[1]
260.6%	279.4%	288.5%	307.7%	322.5%	315.3%



$400
$350
$300
$250
$200
$150
$100
$50
$0
$288
$301
$324
$331
$366
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Non RE secured CRE
Self-storage Properties
Retail - Single Credit
Retail - Non-anchored Tenant
Office - General
Hotel / Motel
Multifamily
Other

Reliant BANCORP, INC.

(1) Assumes $45.0 million in gross subordinated notes, variable placement costs of 1.50%, fixed offering costs of $350,000 and that net proceeds are utilized for payment of cash consideration for pending acquisitions; assumes a risk-weighting of 20% on net proceeds; presented pro forma of pending acquisitions on a preliminary basis

Note: Dollars in millions; financial data as of September 30, 2019 unless otherwise indicated

Loan Portfolio and Asset Quality

Commercial & Industrial Concentrations by Industry

C&I Loan Composition by NAICS Code [1]



Other
23.1%
Wholesale Trade
16.9%
Other Services
2.2%
Accommodation and
Food Services
14.3%
Company
Management
2.4%
Professional Services
3.6%
Finance and
Insurance
12.9%
Transportation and
Warehousing
3.8%
Construction
4.8%
Retail Trade
5.1%
Real Estate Rental
and Leasing
10.8%

Outstanding Balances by NAICS Code ($000)

Borrower Industry	Outstanding Balance ($000)	Percent of C&I Loans (%)
Wholesale Trade	$37,195	16.9%
Accommodation and Food Services	31,502	14.3%
Finance and Insurance	28,482	12.9%
Real Estate Rental and Leasing	23,803	10.8%
Retail Trade	11,267	5.1%
Construction	10,621	4.8%
Transportation and Warehousing	8,359	3.8%
Professional Services	7,850	3.6%
Company / Enterprise Management	5,219	2.4%
Other Services	4,912	2.2%
Other [2]	50,969	23.2%
Total	**$220,179**	**100.0%**

Reliant BANCORP, INC.

(1) Based on the first two digits of the borrowers' NAICS codes
(2) Includes C&I loan categories representing less than 2.0% of the total C&I balance
Note: Dollars in thousands; financial data as of September 30, 2019

Loan Portfolio and Asset Quality

Summary Asset Quality

Non-Performing Assets (1)



$9.0
$6.0
$3.0
$0.0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.70%
0.62%
0.46%
0.30%
0.35%
$6.2
$5.6
$5.2
$5.2
$6.4
2015
2016
2017
2018
9/30/19
Nonperforming Assets ($M)
NPAs / Assets (%)

Non-Performing Loans



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.81%
0.84%
0.67%
0.34%
0.33%
$5.0
$5.6
$5.2
$4.2
$4.5
2015
2016
2017
2018
9/30/19
Nonperforming Loans ($M)
NPLs / Loans (%)

Net Charge-Offs (Recoveries)



$0.8
$0.6
$0.4
$0.2
$0.0
($0.2)
($0.4)
($0.6)
($0.8)
($1.0)
0.15%
0.10%
0.05%
0.00%
(0.05%)
(0.10%)
(0.15%)
0.09%
$0.7
($0.1)
($0.7)
($0.3)
($0.6)
(0.01%)
(0.04%)
(0.06%)
(0.13%)
2015
2016
2017
2018
9/30/19 YTD
Total Loan & Lease NCOs ($M)
NCOs / Average Loans (%)

Loan Loss Reserves and Texas Ratio



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.5%
7.7%
4.7%
4.1%
4.6%
$7.8
$9.1
$9.7
$10.9
$12.3
1.16%
1.34%
1.19%
0.87%
0.90%
2015
2016
2017
2018
9/30/19
Total Reserves ($M)
LLR / Loans (%)
Texas Ratio (%)

Reliant BANCORP, INC.

Note:
As of September 30 , 2019 and excluding the impact of purchase accounting, TCB Holdings had NPAs of $0.6 million, representing NPAs / Assets of 0.22%
As of September 30 , 2019 and excluding the impact of purchase accounting, First Advantage had NPAs of $7.2 million, representing NPAs / Assets of 0.98%
(1) NPAs defined as Nonaccrual Loans + OREO
Source: S&P Global Market Intelligence

Securities, Liquidity and Funding

Deposit Mix

Total Deposits



CAGR: 27.9%
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$640
$764
$884
$1,438
$1,396
$1,550
$1,611
39.4%
28.3%
14.9%
17.4%
47.1%
24.1%
11.2%
17.6%
51.8%
23.2%
10.1%
14.9%
46.3%
27.9%
10.7%
15.1%
46.8%
25.7%
11.6%
15.9%
52.4%
23.8%
9.3%
14.5%
51.3%
24.7%
9.3%
14.7%
2015
2016
2017
2018
3Q'18
2Q'19
3Q'19
Demand
Interest-bearing Demand
MMDA & Savings
Time

Cost of Deposits:	0.38%	0.40%	0.61%	0.96%	0.99%	1.45%	1.50%
Cost of Funds:	0.42%	0.43%	0.66%	1.07%	1.14%	1.52%	1.54%

Wholesale and Other Purchased Funds



% of Total Deposits:
26.6%
25.6%
28.6%
30.3%
30.6%
$600
$500
$400
$300
$200
$100
$0
$372
$369
$433
$470
$493
2.0%
71.3%
6.5%
20.2%
4.6%
68.6%
6.8%
20.0%
6.9%
71.5%
4.6%
17.0%
7.1%
57.4%
0.0%
35.5%
7.8%
41.0%
0.0%
51.2%
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
Brokered Time Deposits
Wholesale MM
State of TN CDs
Others

Wt. Avg. Cost:	1.96%	2.19%	2.35%	2.34%	2.11%
Wt. Avg. Duration (Months):	1.5	2.4	1.5	3.0	2.2

Note: Dollars in millions; financial data as of September 30, 2019 unless otherwise indicated

Securities, Liquidity and Funding

Pro Forma Deposit Summary

Reliant



Jumbo Time 44.9%
Transaction Accts 24.1%
Retail Time 6.4%
MMDA & Savings 24.7%

	($000s)	%
Transaction Accts	$387,359	24.1%
MMDA & Savings	397,243	24.7
Retail Time[2]	103,077	6.4
Jumbo Time[2]	722,954	44.9
Total	**$1,610,633**	**100.0%**

Q3 2019 Cost of Deposits	**1.50%**
Brokered Deposits	**16.8%**

Pro Forma [1]



Jumbo Time 38.8%
Transaction Accts 22.2%
Retail Time 7.8%
MMDA & Savings 31.2%

	($000s)	%
Transaction Accts	538,757	22.2%
MMDA & Savings	758,363	31.2
Retail Time[2]	190,194	7.8
Jumbo Time[2]	944,332	38.8
Total	**$2,431,646**	**100.0%**

Q3 2019 Cost of Deposits	**1.55%**
Brokered Deposits	**12.6%**

Reliant BANCORP, INC.

Note: Financial information on a preliminary basis as of September 30, 2019; excludes purchase accounting adjustments
(1) Preliminary estimates of Reliant pro forma for pending acquisitions
(2) Retail time deposits defined as those with a balance of $100,000 or less. Jumbo time deposits defined as those with a balance in excess of $100,000

Securities, Liquidity and Funding

Securities Portfolio

Investment Portfolio – Book Value



Asset Backed Securities
9.1%
US Treasury and
Gov't Agency
0.1%
Mortgage
Backed
Securities
13.2%
Corporate
Bonds
2.6%
State and
Municipal
75.0%

Rating Distribution

S&P / Moody's	Market Value ($000)	Portfolio Allocation (%)
AAA / Aaa [1]	$64,845	21.8%
AA+ / Aa1	62,690	21.1%
AA / Aa2	75,218	25.3%
AA- / Aa3	51,787	17.4%
A+ / A1	20,574	6.9%
A / A2	11,206	3.8%
A- / A3	498	0.2%
BBB+ / Baa1	499	0.2%
Not Rated	9,992	3.3%
Total	**$297,309**	**100.0%**

Investment Portfolio Detail

Security Type	Par Value ($000)	Amortized Cost ($000)	Market Value ($000)	Gain / (Loss) ($000)	Book Yield (%)	Allocation (%)
US Treasury and Gov't Agency	$296	$310	$310	$0	3.88%	0.1%
State and Municipal	196,985	210,537	223,016	12,479	3.91%	73.8%
Corporate Bonds	7,750	7,880	7,822	(58)	3.98%	2.8%
Mortgage Backed Securities	39,212	39,143	39,118	(25)	3.36%	13.7%
Asset-Backed Securities	24,273	27,577	27,044	(533)	3.13%	9.6%
Total	**$268,516**	**$285,447**	**$297,310**	**$11,863**	**3.77%**	**100.0%**

Reliant BANCORP, INC.

(1) Includes securities issued by government sponsored enterprises
Note: Dollars in thousands; financial data as of September 30, 2019

Securities, Liquidity and Funding

Liquidity Detail

Funding Source	Amount Outstanding ($000)	Available Balance ($000)	Total Funding Capacity [1] ($000)	Percent Drawn (%)
FHLB Borrowing Capacity	$3,819	$133,990	$137,809	3%
Qwick Rate Deposits	50,760	322,240	373,000	14%
IDC Line of Credit	--	20,000	20,000	0%
Additional Unsecured Borrowings	--	88,200	88,200	0%
Brokered CDs	210,135	162,865	373,000	56%
State CDs	192,010	117,584	309,594	62%
Stone Castle Deposits	1,000	372,999	373,999	0%
Total	$457,724	$1,217,878	$1,675,602	27%

Reliant Bank Dividend Capacity

- Under Tennessee law, Reliant Bank may not declare in any calendar year a dividend that exceeds the total of its net income for the year combined with its retained net income of the preceding two years, without prior approval of the Commissioner of the Tennessee Department of Financial Institutions. Additionally, Reliant Bank's ability to pay dividends is limited by applicable federal laws and regulations and could be limited by restrictions imposed by federal or state bank regulatory agencies.

Interest Rate Sensitivity

- Based on current modeling, the Company is modestly liability sensitive

Reliant BANCORP, INC.

(1) The capacity of each funding source is limited to a % of total assets as defined by Company policy

Note: Dollars in thousands; funding data as of October 25, 2019

Securities, Liquidity and Funding

Historical and Pro Forma Double Leverage and Interest Coverage

Dollars in thousands	Calculation of Double Leverage					
	For the Year Ended December 31,				As of Sept. 30, 2019	
	2015	2016	2017	2018	Stand-Alone	Pro Forma [(1)]
Equity Investment in Subsidiaries	$96,338	$105,874	$137,765	$225,448	$226,186	$381,730
Consolidated Equity	96,751	106,919	140,137	208,414	219,652	335,813
Double Leverage Ratio	99.6%	99.0%	98.3%	108.2%	**103.0%**	**113.7%**

Dollars in thousands	Calculation of Interest Coverage					
	For the Year Ended December 31,				Quarter ended Sept. 30, 2019	
	2015	2016	2017	2018	Stand-Alone	Pro Forma [(2)]
Total Deposit Interest	$2,072	$2,649	$5,016	$12,817	$5,882	$5,882
Other Borrowing Interest	646	714	655	2,579	265	799
Total Interest Expense	$2,718	$3,363	$5,671	$15,396	$6,147	$6,681
Pre-Tax Income	8,253	10,110	8,105	11,879	4,654 [(3)]	4,120
Interest Coverage (including deposit expense)	**4.0x**	**4.0x**	**2.4x**	**1.8x**	**1.8x**	**1.6x**
Interest Coverage (excluding deposit expense)	**13.8x**	**15.2x**	**13.4x**	**5.6x**	**18.6x**	**6.2x**

Reliant BANCORP, INC.

Note: Assumes $45.0 million in gross subordinated notes, a 4.75% coupon, variable placement costs of 1.50% and fixed offering costs of $350,000

(1) Presented pro forma of pending acquisitions and proposed subordinated debt offering; assumes net proceeds are utilized for payment of cash consideration for pending acquisitions

(2) Presented pro forma of proposed subordinated debt offering; excludes potential impact of pending acquisitions

(3) Represents core bank pre-tax income excluding the mortgage segment

Why Reliant?

Strategic Focus

- High Growth, Desirable Markets
- Focused, Balanced Business Model
- Opportunistic Acquisitions
- Organic, In-Market Loan & Deposit Growth

Company Culture

- Strong Corporate Governance
- Experienced, Consistent Leadership
- Stable, Diverse Workforce
- Client Focused Service

Profitability and Growth

- Balanced, Sustainable Growth
- Disciplined Approach to Pricing
- Margin Optimization
- Focus on Expense Management

Financial Strength

- Scalability of Model
- Disciplined Credit Culture
- Conservative Loan Reserves and Purchase Discounts
- Well Capitalized

Reliant Bank
GROW TOGETHER

Appendix

Appendix

Managerial Organizational Structure


DeVan Ard, Jr.
President / CEO
Christy Porch
AVP, Senior Executive Assistant
Dan Dellinger
EVP, Chief Financial Officer
Louis Holloway
EVP, Chief Operating Officer
Alan Mims
EVP, Chief Credit Officer
John Wilson
EVP, Chief Loan Officer
Kim York
EVP, Chief Strategy Officer
Terry Todd
EVP, Chattanooga Market President
Accounting and Finance
Human Resources, Operations & Risk
Credit Administration
Commercial Banking
Retail Administration, Marketing & Digital Strategy
Hamilton County Commercial

Appendix

Experienced, Committed Leadership Team

DeVan Ard, Jr. ***Chairman, President and CEO***	• Former Area Executive in Middle Tennessee at AmSouth Bank • Founder of Reliant Bank in 2006 ***38 years of banking experience / 14 years at RBNC / 20 years in Middle TN***
Louis E. Holloway ***EVP, Chief Operating Officer***	• Executive Vice President – Chief Operating Officer since January 2018 • Former Chief Executive Officer of Community First, Inc. ***42 years of banking experience / 1 year at RBNC / 33 years in Middle TN***
James Daniel Dellinger ***EVP, Chief Financial Officer***	• Former Chief Financial Officer at Premier Bank of Brentwood • Former Chief Financial Officer at Erwin National Bank ***27 years of banking experience / 13 years at RBNC / 22 years in Middle TN***
Eddie Gammon ***EVP, Director of Operations***	• Executive Vice President – Director of Operations since March 2016 • Former Senior Vice President of Operations at IBERIABANK • Former Senior Vice President – Director of Deposit Operations at Avenue Bank ***34 years of banking experience / 3 years at RBNC / 4 years in Middle TN***
Alan Mims ***EVP, Chief Credit Officer***	• Executive Vice President – Chief Credit Officer since December 2017 • Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta ***30 years of banking experience / 2 years at RBNC / 2 years in Middle TN***
John R. Wilson ***EVP, Chief Loan Officer***	• Executive Vice President – Chief Loan Officer • Former Spring Hill Market President for Cumberland Bank ***30 years of banking experience / 13 years at RBNC / 30 years in Middle TN***
Kim York ***EVP, Chief Strategy Officer***	• Executive Vice President – Chief Strategy Officer since March 2017 • Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union ***24 years of banking experience / 3 years at RBNC / 24 years in Middle TN***

Source: S&P Global Market Intelligence

Appendix

Acquisition Detail: Tennessee Community Bank Holdings, Inc.

Transaction Rationale

- On September 16, 2019, RBNC announced the acquisition of Tennessee Community Bank Holdings, Inc. ("TCB Holdings")
  - TCB Holdings is headquartered in Ashland City, TN and is the bank holding company for Community Bank & Trust
  - 5 branch footprint in the Nashville MSA
- Creates a natural expansion into logical, contiguous markets in the Nashville MSA
- Provides an immediate ability to increase scale and build on existing operations in the Nashville MSA, while also providing access to a low cost deposit base
- Increased balance sheet and market share are expected to lead to further benefits of scale as well as enhance opportunities for continued growth
- Expected to be immediately double-digit accretive to earnings
- Tangible book value dilution of ~5.3% has an expected earnback within 3 years
- Transaction expected to close in the first quarter of 2020

Overview of Tennessee Community Bank Holdings, Inc.

- Total Net Loans: $167.2 million
- Total Assets: $251.0 million
- Total Deposits: $208.0 million
  - 90% core deposits [1]
  - 81% gross loans / deposits
  - 0.81% cost of deposits
- Total Shareholders' Equity: $26.3 million
- Annualized MRQ ROAA: 0.77%
- NPAs / Assets: 0.22% [2]

Pro Forma Branch Franchise



RBNC
TCB Holdings
Clarksville
Nashville
Gallatin
Lebanon
Cookeville
Columbia
Chattanooga

Reliant BANCORP, INC.

Note: Bank level financial data as of June 30, 2019
(1) Core deposits defined as total deposits less time deposits > $250,000
(2) NPAs defined as Nonaccrual Loans + OREO
Source: S&P Global Market Intelligence

Appendix

Acquisition Detail: First Advantage Bancorp

Transaction Rationale

- On October 23, 2019, RBNC announced the acquisition of First Advantage Bancorp ("FABK")
  - FABK is headquartered in Clarksville, TN and is the bank holding company for First Advantage Bank
  - 8 branch footprint in the Clarksville and Nashville MSAs and a loan production office in the Knoxville MSA
- Strategic expansion into growth markets and business lines, including a highly profitable manufactured housing lending business
- Enhanced capital base and liquidity provides for additional growth opportunities
- FABK's higher yielding loan portfolio is expected to provide diversification and reduced concentration ratios while FABK's deposit book is expected to reduce Reliant Bank's dependence on non-core deposit funding
- Inclusive of TCB Holdings, EPS accretion in 2021 is expected to be in excess of 17%
- Inclusive of TCB Holdings, tangible book value dilution has an expected earnback within 3 years
- Transaction expected to close in the second quarter of 2020

Overview of First Advantage Bancorp

- Total Net Loans: $616.8 million
- Total Assets: $732.6 million
- Total Deposits: $603.0 million
  - 87% core deposits [1]
  - 103% gross loans / deposits
  - 1.75% cost of deposits
- Total Shareholders' Equity: $80.8 million
- Annualized MRQ ROAA: 1.07%
- NPAs / Assets: 0.98% [2]

Pro Forma Branch Franchise


RBNC
TCB Holdings
FABK
FABK LPO
Nashville
Columbia
Chattanooga
Cleveland
Murfreesboro

Reliant BANCORP, INC.

Note: Bank level financial data as of September 30, 2019
(1) Core deposits defined as total deposits less time deposits > $250,000
(2) NPAs defined as Nonaccrual Loans + OREO
Source: S&P Global Market Intelligence

Appendix

Reliant Mortgage Ventures, LLC

- Reliant Bank is a member in Reliant Mortgage Ventures, LLC ("RMV"), a Tennessee limited liability company organized in 2011. RMV provides mortgage banking services to bank customers. Reliant Bank holds 51% of the governance rights in RMV and 30% of the financial rights in RMV. VHC Fund 1, LLC ("VHC") is the other member of RMV and holds 49% of the governance rights in RMV and 70% of the financial rights in RMV. Under the terms of the RMV operating agreement, VHC is required to fund RMV's losses in arrears via additional capital contributions to RMV.

- RMV incurred a net loss of $3.6 million for the year ended December 31, 2018, and as of September 30, 2019 had incurred cumulative net losses of $12.5 million since inception. Per the terms of the RMV operating agreement, VHC is to receive all distributions of cash flow from RMV until such time as VHC has recovered its aggregate capital contributions to RMV. After the return to VHC of its capital contributions, VHC is to receive 70% of RMV cash flow distributions and Reliant Bank is to receive 30% of RMV cash flow distributions. There can be no assurance that RMV will ever generate sufficient income to return to VHC its aggregate capital contributions or that Reliant Bank will ever receive cash flow distributions from RMV.

- To date, VHC has not failed to make a required contribution of additional capital to RMV to cover losses incurred by the company. In the event VHC fails to make a required contribution of additional capital to cover losses of RMV, Reliant Bank has the right to cause the dissolution of RMV. However, in such event, Reliant Bank could also be required to fund losses of RMV not funded by VHC, which losses could be significant. Additionally, in the event Reliant Bank were to cause the dissolution of RMV, there would be costs and expenses associated with dissolving RMV and winding up the company's operations or integrating them with those of Reliant Bank, and those costs and expenses could be significant. Accordingly, VHC's failure to make a required contribution of additional capital to cover losses of RMV and/or Reliant Bank's decision to cause the dissolution of RMV in the event of such a failure could have a material adverse effect on RBNC's business, financial condition, and results of operations.

- During the second quarter of 2019, RMV began acquiring loans from approved correspondent lenders and reselling them in the secondary market. These loans are not FNMA or FHLMC qualified loans, and are of higher risk, such as jumbo loans or senior position home equity lines of credit.

Appendix

Contact Information

Corporate Headquarters	Corporate Contacts
• 1736 Carothers Parkway Suite 100 Brentwood, TN 37027 • (615) 221-2020 • www.reliantbank.com	• DeVan D. Ard Jr. Chairman, President & CEO (615) 221-2005 dard@reliantbank.com • James Daniel "Dan" Dellinger Executive VP & CFO (615) 221-2003 ddellinger@reliantbank.com

Appendix

Reconciliation of Non-GAAP Financial Measures

Tangible Common Equity to Tangible Assets and Return on Average Tangible Common Equity

(Dollars in thousands)	Year Ended December 31, 2015	2016	2017	2018	Quarter Ended September 30, 2019
Tangible Assets					
Total Assets	$876,404	$911,984	$1,125,034	$1,724,338	$1,852,487
Less: Goodwill	11,404	11,404	11,404	43,642	43,642
Less: Core deposit intangibles	1,938	1,582	1,280	8,219	7,507
Tangible Assets	$863,062	$898,998	$1,112,350	$1,672,477	$1,801,338
Tangible Common Equity					
Total Common equity	$96,751	$106,919	$140,137	$208,414	$219,652
Less: Goodwill	11,404	11,404	11,404	43,642	43,642
Less: Core deposit intangibles	1,938	1,582	1,280	8,219	7,507
Tangible Common Equity	$83,409	$93,933	$127,453	$156,553	$168,503
Average Tangible Common Equity					
Average stockholders' equity					$217,087
Less: Average goodwill					43,642
Less: Average core deposit intangibles					7,598
Average Tangible Common Equity					$165,847
Tangible Common Equity / Tangible Assets	9.66%	10.45%	11.46%	9.36%	9.35%
Net Income Attributable to Common Shareholders					$4,000
Return on Average Tangible Common Equity					9.65%

Reliant BANCORP, INC.

Appendix

Reconciliation of Non-GAAP Financial Measures

Adjusted Return on Average Tangible Common Equity

(Dollars in thousands)	**YTD Sept. 30, 2019**
Net Income Attributable to Common Shareholders	$12,063
Non-Core Items:	
Merger expenses	302
Tax effect of adjustments to net income	(27)
Adjusted net income attributable to common shareholders	$12,338
Average Tangible Common Equity	$161,632
Adjusted Return on Average Tangible Common Equity	10.18%

Appendix

Reconciliation of Non-GAAP Financial Measures

Core Bank Efficiency Ratio

(Dollars in thousands)	Year Ended December 31, 2015	2016	2017	2018	YTD September 30, 2019
Operating Expense					
Non-interest expense	$19,590	$22,327	$25,524	$41,512	$30,600
Less: Merger expenses	(849)	(82)	(1,426)	(2,774)	(302)
Operating Expense	$18,741	$22,245	$24,098	$38,738	$30,298
Operating Revenue					
Net interest income	$25,931	$32,035	$33,761	$53,008	$40,986
Add: Tax equivalent adjustment for tax exempt interest income	610	1,362	2,852	3,069	2,228
Tax equivalent net interest income	$26,541	$33,397	$36,613	$56,077	$43,214
Total noninterest income	1,383	2,481	2,333	5,232	4,226
Less: Gain (loss) on sale of securities available for sale	(388)	(36)	(59)	(43)	(306)
Less: Gain (loss) on sale of other real estate owned	6	(301)	(27)	(259)	-
Add: Loss (gain) on disposal of premises and equipment	-	-	52	(13)	-
Operating Revenue	$27,542	$35,541	$38,912	$60,994	$47,134
Efficiency Ratio (Core Bank)	68.0%	62.6%	61.9%	63.5%	64.3%

Note: Core bank only excluding mortgage segment on a consolidated basis

Appendix

Reconciliation of Non-GAAP Financial Measures

Texas Ratio

(Dollars in thousands)	Year Ended December 31,				Quarter Ended September 30,
	2015	2016	2017	2018	2019
Nonaccrual loans	$5,004	$5,634	$5,161	$4,194	$4,380
Troubled debt restructurings	689	2,345	1,291	1,618	1,812
Other Real Estate Owned	1,150	0	0	1,000	1,943
Loans 90 days past due	0	0	0	6	121
NPAs + TDRs + Loans 90 Days PD	$6,843	$7,979	$6,452	$6,818	$8,256
Tangible equity	$83,409	$93,933	$127,453	$156,553	$168,503
Reserves	7,823	9,082	9,731	10,892	12,291
	$91,232	$103,015	$137,184	$167,445	$180,794
Texas Ratio	7.5%	7.7%	4.7%	4.1%	4.6%

Appendix

Reconciliation of Non-GAAP Financial Measures

Core Bank Pre-Tax Income	
(Dollars in thousands)	**Quarter Ended September 30, 2019**
Net Interest Income	$13,910
Provision for loan losses	(606)
Noninterest income	1,375
Noninterest expense (excluding merger expenses)	(9,726)
Merger expense	(299)
Income before provision for income taxes	4,654

Note: Core bank only excluding mortgage segment on a consolidated basis